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                                                  (Northstar-at-Tahoe Amendment)
                                                   ----------------------------




                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                         Dated as of September 22, 2000


                                     Among

                         BOOTH CREEK SKI HOLDINGS, INC.
                       BOOTH CREEK SKI ACQUISITION CORP.
                              TRIMONT LAND COMPANY
                             SIERRA-AT-TAHOE, INC.
                              BEAR MOUNTAIN, INC.
                       WATERVILLE VALLEY SKI RESORT, INC.
                        MOUNT CRANMORE SKI RESORT, INC.
                                SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.
                                (the Borrowers)

                                      and

                              FLEET NATIONAL BANK
                                  (the Lender)

                                      and

                              FLEET NATIONAL BANK
                                  (the Agent)

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT



     This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") is entered into as of the 22nd day of September, 2000 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"); LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore, Ski Lifts, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association (together with its successors and assigns, "Fleet"), and Fleet, as agent (the "Agent") for itself and the other Lenders, hereby agree as follows:


                                    Recitals
                                    --------

1. The Borrowers and Fleet, as Lender and the Agent, are parties to an Amended and Restated Credit Agreement dated as of October 30, 1998 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

2. Northstar-at-Tahoe wishes to sell certain parcels of real property (the "P&S Land"), in stages, to Trimont Land Holdings, Inc. ("NLH"), a wholly-owned subsidiary of Booth Creek Ski Group, Inc., pursuant to that certain Agreement for Purchase and Sale of Real Property by and among Northstar-at-Tahoe and NLH dated as of the date hereof (the "First Northstar Purchase Agreement"), in exchange for the sum of $27,600,000 as more fully described in the First Northstar Purchase Agreement.

3. NLH wishes to become a member of Northstar Mountain Properties, LLC ("Northstar LLC") and to enter into an Operating Agreement for Northstar

     LLC with East West Resort Development V, L.L.L.P., a Delaware limited liability limited partnership ("EWRD V"). In connection with the formation of Northstar LLC, NLH will enter into that certain Agreement of Purchase and Sale of Real Property by and among NLH and East West Partners, Inc. ("East West") an affiliate of EWRD V, dated as of the date hereof (the "Second Northstar Purchase Agreement") whereby NLH will sell the P&S Land, in stages, to East West or its assignee, Northstar LLC, in exchange for $18,000,000 and other consideration as more fully described in the Second Northstar Purchase Agreement.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the fulfillment or waiver of those conditions set forth in Section 3 below, the Borrowers, Fleet and the Agent hereby agree as follows:


1. East West Amendments.

          (a) Section 1.2 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

          "EWRD V" means East West Resort Development V, L.L.L.P., a Delaware limited liability partnership.

          "First Northstar Purchase Agreement" means that certain Agreement for Purchase and Sale of Real Property by and among NLH and Northstar-at-Tahoe dated as of the date hereof.

          "Northstar Holdings" means Northstar Mountain Properties, LLC, a Delaware limited liability company.

          "Northstar Holdings Non-Residential Property Agreement" means that certain Non-Residential Property Agreement, dated as of the date hereof, entered into by and among TLH and Northstar Holdings.

          "Northstar Holdings Operating Agreement" means the Operating Agreement of Northstar Mountain Properties, LLC dated as of September 23, 2000 by and between NLH and EWRD V, as modified and amended from time to time in accordance with the terms thereof and hereof.

          "Northstar Holdings Property" means the Property as defined in the First Northstar Holdings Real Estate Purchase Agreement.

          "Northstar Holdings Resort Right of First Offer Agreement" means a Right of First Offer Agreement which may be entered into between Northstar-at-Tahoe and EWRD V pursuant to the Northstar Holdings Operating Agreement.

          "Northstar Holdings Transaction Agreements" means the First Northstar Purchase Agreement, the Second Northstar Holdings Purchase Agreement, the Northstar Holdings Operating Agreement, the Northstar Holdings Non-Residential Property Agreement, the Lease Agreement, the Easement Agreement, the Employee Housing Agreement, the Subordination Agreement and all other documents and agreements referred to therein or executed in connection therewith.

          "Second Northstar Holdings Purchase Agreement" means the Agreement for Purchase and Sale of Real Property dated as of the date hereof by and between NLH and East West Partners, Inc.

          (b) Section 7.4.4 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (iv) thereof, by deleting the "." at the end of paragraph (v) thereof and substituting therefor "; and" and by adding thereafter the following paragraph (vi) thereto in numerical order:

               "(vi)as soon as the same have been sent or received by Northstar-at-Tahoe, copies of all written notices, financial reports and other information under the Northstar Holdings Transaction Agreements, including without limitation the Annual Plan delivered under Section 6.11 of the Northstar Holdings Operating Agreement, amendments to the Annual Plan pursuant to Section 6.12 of the Northstar Holdings Operating Agreement, the financial reports and audit delivered under Sections 10.5 and 10.6 of the Northstar Holdings Operating Agreement, but excluding notices of distributions and tax information under the Northstar Holdings Operating Agreement."


          (c) Section 7.9 is hereby amended by adding the following new Section
7.9.20 in numerical order:

          "7.9.20Investments in Northstar Holdings LLC as set forth in the Northstar Operating Agreement."

          (d) Section 7.11 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

               "Notwithstanding the foregoing, Northstar-at-Tahoe shall have the one-time right to incur Capital Expenditures at Northstar, in an amount not to exceed five million dollars ($5,000,000) (the source of which may be the proceeds of the First Northstar Purchase Agreement), prior to January 1, 2001 in connection with the performance of the Borrowers' obligations under the Northstar Holdings Transaction Documents; provided that such expenditures would otherwise constitute Capital Expenditures hereunder and provided further that the Borrowers provide evidence of the nature and payment of the expenses so incurred."

          (e) Section 7.12 of the Credit Agreement is hereby amended by deleting the "." at the end of clause (i) and substituting therefor "; and" and by adding the following paragraph (j) thereto in alphabetical order:

               "(j) The Northstar Holdings Property in accordance with the terms of the First Northstar Purchase Agreement and Second Northstar Holdings Purchase Agreement which may occur in one or more phases. Upon such transfers the Lenders shall release all Liens under the Mortgage or Security Agreements to which such property is subject, provided that the Borrowers shall reimburse the Lenders for the costs and expenses (including, without limitation, reasonable attorneys fees and expenses) incurred by Lenders arising from the transfer of the property and any release of such property from the Lien of the Mortgages or the Security Agreements."

          (f) Section 7.15 of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

          "No Borrower shall effect any transaction with any of its Affiliates, other than as permitted by Section 7.19 and other than the transactions between Northstar-at-Tahoe and NLH and NLH and Northstar Holdings pursuant to the Northstar Holdings Transaction Agreements on a basis less favorable to such Borrower than would be the case if such transaction had been effected with a non-Affiliate."

          (g) Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.22 in numerical order.

               "7.22 Northstar Holdings. Neither NLH nor Northstar-at-Tahoe will enter into, approve, consent to or otherwise acquiesce in any material amendment or modification of any of the Northstar Holdings Transaction Agreements without the prior written consent of Agent which shall not be unreasonably conditioned, withheld or delayed prior to an Event of Default and thereafter in the sole and absolute discretion of Agent. Neither NLH nor Northstar-at-Tahoe shall waive any of their respective material rights or grant any material consent requested or permitted under the Northstar Holdings Transaction Agreements (other than the Northstar Holdings Operating Agreement) without the prior written consent of Agent which shall not be unreasonably conditioned, withheld or delayed prior to an Event of Default and thereafter in the sole and absolute discretion of Agent."

          (h) Section 8 of the Credit Agreement is hereby amended by adding the following Section 8.14 thereto in numerical order:

               "8.14 Northstar Holdings. The Borrowers hereby represent and warrant that (i) they have delivered to the Agent true, correct and complete copies of the Northstar Holdings Transaction Agreements,
          (ii) the Northstar Holdings Transaction Agreements have been duly executed and delivered by the parties thereto and constitute the legal, valid and binding obligations of the parties thereto and are enforceable in accordance with their terms, and (iii) there are no agreements, understandings, commitments or undertakings between any of the Borrowers, on the one hand, and any of East West, EWRD V, Northstar Holdings or any of their Affiliates, on the other hand, except for the Northstar Holdings Transaction Agreements. The Borrowers further represent and warrant that, notwithstanding the terms of the Northstar Holdings Operating Agreement to the contrary, the Resort Right of First Offer Agreement referred to in Section 13.8 of the Northstar Holdings Operating Agreement and the Ten Year Option Agreement referred to in the Second Northstar Holdings Purchase Agreement have not been executed and are not binding upon Borrowers and covenant that the agreements referred to in this sentence shall not be executed without the prior written consent of the Agent and Lenders, which consent may be withheld in the sole and absolute discretion of the Agent and Lenders.

     Section 2. Conditions to Closing. The Obligations of the Agent and Lenders to enter into this Fourth Amendment are subject to the satisfaction of the following conditions:

          (a) Representations and Warranties; No Default. The representations and warranties of the Borrowers set forth in Section 3 hereof are true and correct as of the date hereof.

          (b) Legal Opinion. The Lenders shall have received from Loeb & Loeb and/or Winston & Strawn, special counsel for the Borrowers, its opinion that (i) the Northstar Holdings Transaction Agreements have been duly authorized, executed and delivered; (ii) none of the execution, delivery or performance of the Northstar Holdings Transaction Agreements, or any ancillary agreements contemplated thereby will violate, conflict with or result in a default or the creation of a lien under the Senior Indenture or any other material agreement to which any of the Borrowers is a party and (iii) this Fourth Amendment has been duly authorized, executed and delivered by the Borrowers and is enforceable against Borrowers in accordance with its terms, which opinion shall be in form and substance satisfactory to the Lenders.

          (c) Application of Proceeds. Proceeds of at least $16,000,000 realized from the First Northstar Holdings Purchase Agreement shall be used to pay down the Revolving Loan.

          (d) Proper Proceedings. This Fourth Amendment, each other Amendment Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Borrower and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

          (e) General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement and each other Credit Document shall be satisfactory in form and substance to the Agent, and the Lenders shall have received copies of all documents, including records of corporate proceedings, appraisals and opinions of counsel, which any Lender may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     Section 3. Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and Fleet, the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement (as amended hereby) are true and correct in all material respects as of the date hereof, as if set forth in herein in full other than any such representations or warranties that, by their terms, refer to a specific date, in which case the same shall be made as of such date. The Borrowers hereby certify that no Default currently exists under the Credit Agreement nor will the execution of the Northstar Holdings Transaction Agreements and the consummation of the transactions contemplated by the Northstar Holdings Transaction Agreements result in a Default under the Credit Agreement or the Senior Indenture.


     Section 4. Granting of Leasehold Mortgage; Pledge of Interests in TLH .


          (a) The Borrowers hereby covenant and agree, that upon request by the Agent and Lenders, Northstar-at-Tahoe shall grant, at no cost to the Agent and Lenders, a leasehold mortgage on the property leased to Northstar-at Tahoe pursuant to the Lease Agreement (as defined in the Northstar Holdings Transaction Agreements) subject to the obligation of the Agent and the Lenders to grant partial relase of such leasehold mortgage as property is released from the Lease pursuant to Section 22 hereof.

          (b) The Borrowers hereby covenant and agree, that upon request by the Agent and Lenders, Northstar-at-Tahoe shall grant, at no cost to the Agent and the Lenders, a pledge of the interests held by Northstar-at-Tahoe in TLH and or Northstar Holdings.


     Section 5. Miscellaneous.

          (a) Governing Law. This Fourth Amendment to Amended and Restated Credit Agreement shall be a Credit Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

          (b) Continuing Effect. Except as specifically modified by the provisions of this Fourth Amendment, the Credit Agreement shall remain in full force and effect.

          (c) Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which will be deemed as original and all of which together will constitute one and the same document.

                          [End of Page]

     IN WITNESS WHEREOF, the Borrowers, Fleet and the Agent have caused this Fourth Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                              BOOTH CREEK SKI HOLDINGS, INC.
                              BOOTH CREEK SKI ACQUISITION CORP.
                              TRIMONT LAND COMPANY
                              SIERRA-AT-TAHOE, INC.
                              BEAR MOUNTAIN, INC.
                              WATERVILLE VALLEY SKI RESORT, INC.
                              MOUNT CRANMORE SKI RESORT, INC.
                              SKI LIFTS, INC.
                              LMRC HOLDING CORP.
                              LOON MOUNTAIN RECREATION
                              CORPORATION
                              LOON REALTY CORP.


                              By:   /s/ Elizabeth J. Cole
                                 ----------------------------------------------
                              Name: Elizabeth J. Cole
                              Title: Executive Vice President


                              FLEET NATIONAL BANK


                              By:   /s/ Thomas Engels
                                 ----------------------------------------------
                              Name:
                              Title:


                              FLEET NATIONAL BANK, as Agent


                              By:   /s/ Thomas Engels
                                 ----------------------------------------------
                              Name:
                              Title: